 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

CREDEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	000-54142	16-1731286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

848 Rainbow Blvd, # 2096 Las Vegas, Nevada 89107

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (801) 243-5661

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On September 15, 2017, we were notified by KLJ and Associate’s, LLP (“KLJ”), the independent registered public accounting firm for our company, that it was resigning as our auditor. None of the reports of KLJ, on our company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2016 and December 31, 2015 contained a going concern qualification.

There were no disagreements between our company and KLJ, for the two most recent fiscal years and any subsequent interim period through September 15, 2017 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KLJ, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, KLJ has not advised our company that:

1)	internal controls necessary to develop reliable financial statements did not exist; or

2)	information has come to the attention of KLJ which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)	the scope of the audit should be expanded significantly, or information has come to the attention of KLJ that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year of the last audit.

We provided KLJ, with a copy of this disclosure before its filing with the SEC. We requested that KLJ, provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from KLJ is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On September 19 2017 we engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC (MGAP) as our principal accountant to audit our financial statements as successor to KLJ. During our two most recent fiscal years or subsequent interim periods, we have not consulted with either auditor regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did either auditor provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted KLJ on any matter that was the subject of a disagreement or a reportable event.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from KLJ KLJ and Associate’s LLP dated Sept 15, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDEX CORPORATION
Date: Sept 20, 2017	By:	/s/ Russell Heaton
Russell Heaton
President, Chief Executive Officer, Secretary, Treasurer and Director

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